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Exhibit 10.1

EXECUTION VERSION

REFINANCING AMENDMENT NO. 3 dated as of August 19, 2010 (this “Amendment”), relating to the Credit Agreement dated as of June 27, 2001, as amended and restated as of June 5, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Rite Aid Corporation, a corporation organized under the laws of the State of Delaware (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), Citicorp North America, Inc., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), and the other agents party thereto.

RECITALS

A.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.  The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment.

B.   The Credit Agreement permits the Borrower to obtain from any Lender or Additional Lender Refinancing Indebtedness in respect of the Revolving Commitments (and Loans outstanding thereunder) in the form of new Revolving Commitments and additional Revolving Loans pursuant to a Refinancing Amendment (provided that all Revolving Commitments outstanding immediately prior to the effectiveness of the Refinancing Amendment shall be terminated and replaced pursuant to such Refinancing Amendment).

C.  On the Amendment Effective Date (as defined below), the Borrower intends to (a) terminate, pursuant to Section 2.08(b) of the Credit Agreement, all Revolving Commitments in effect immediately prior to the Amendment Effective Date and (b) obtain, pursuant to Section 6.01(c) of the Credit Agreement, new Revolving Commitments in an aggregate amount of up to $1,175,000,000 from the lenders signatory hereto (the “New Revolving Lenders”).

D.  This Amendment is a Refinancing Amendment effected pursuant to Section 6.01(c) of the Credit Agreement.

E.   In connection with this Amendment, the Borrower has also requested that the Lenders amend the Credit Agreement in the manner set forth in Amendment No. 1 to the Credit Agreement, attached hereto as Annex II (the “Required Lender Amendment”).

F.  The New Revolving Lenders are willing, subject to the terms and conditions set forth in the Required Lender Amendment, to so amend the Credit Agreement and each New Revolving Lender agrees to enter into the Required Lender Amendment in the form attached hereto as Annex II by executing the signature page to the Required Lender Amendment provided herein.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Subsidiary Loan Parties, the New Revolving Lenders and the Administrative Agent hereby agree as follows:

ARTICLE I

Amendment

SECTION 1.1.  Amendment of the Credit Agreement. (a)  The definition of the term “Alternate Base Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the following text from the end of the first sentence thereof: “; provided further that solely for purposes of calculating interest in respect of any Revolving Loan that is an ABR Loan the Alternate Base Rate will be deemed to be 4.00% per annum on any day when the Alternate Base Rate would otherwise be less than 4.00% per annum”.

(b)  The definition of the term “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following definition:

“Applicable Rate” means, on any day, (a) with respect to any ABR Tranche 2 Term Loan, a rate per annum of 0.75% and, with respect to any Eurodollar Tranche 2 Term Loan, a rate per annum of 1.75%, (b) with respect to any ABR Tranche 3 Term Loan, a rate per annum of 2.00% and, with respect to any Eurodollar Tranche 3 Term Loan, a rate per annum of 3.00%, (c) with respect to any ABR Loan (other than a Tranche 2 Term Loan, a Tranche 3 Term Loan, an Other Revolving Loan or an Other Term Loan) or Eurodollar Loan (other than a Tranche 2 Term Loan, a Tranche 3 Term Loan, an Other Revolving Loan or an Other Term Loan), as the case may be, (i) from August 19, 2010 through November 27, 2010, (A) 2.50% in the case of any ABR Loan and 3.50% in the case of any Eurodollar Loan and (ii) thereafter, the applicable rate per annum set forth below (expressed in basis points) under the caption “ABR Spread” or “Eurodollar Spread”, as the case may be, in each case based upon the Average Revolver Availability determined as of the most recent Adjustment Date, (d) with respect to any Other Revolving Loan or Other Term Loan, the “Applicable Rate” set forth in the Refinancing Amendment or Loan Modification Agreement relating thereto and (e) with respect to the commitment fees payable hereunder, (i) from August 19, 2010 through November 27, 2010, 0.75% and (ii) thereafter, the applicable rate per annum set forth below (expressed in basis points) under the caption “Commitment Fee Rate”, based upon the Average Revolver Availability determined as of the most recent Adjustment Date:

RATING:	ABR Spread (bps)	Eurodollar Spread (bps)
Category 1 Average Revolver Availability greater than $650,000,000	225	325
Category 2 Average Revolver Availability greater than $350,000,000 but less than or equal to $650,000,000	250	350
Category 3 Average Revolver Availability less than or equal to $350,000,000	275	375
RATING	Commitment Fee Rate (bps)
Category 1 Average Revolver Availability greater than $500,000,000	75bps
Category 2 Average Revolver Availability less than or equal to $500,000,000	50bps

(c)  The definition of the term “LIBO Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the text “(a)” from the last sentence thereof immediately after the text “Notwithstanding the foregoing,” and (ii) deleting the following text from the end of the last sentence thereof: “ and (b) solely for purposes of calculating interest in respect of any Revolving Loan that is a Eurodollar Loan, the LIBO Rate in respect of any applicable Interest Period will be deemed to be 3.00% per annum if the LIBO Rate for such Interest Period calculated pursuant to the foregoing provisions would otherwise be less than 3.00% per annum”.

(d)  The definition of the term “Revolving Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following definition:

“Revolving Maturity Date” means August 19, 2015;  provided, however, that the Revolving Maturity Date shall instead occur on April 18, 2014, if (a) on or prior to April 18, 2014, (i) the aggregate principal amount of all outstanding Tranche 2 Term Loans and Tranche 3 Term Loans shall not have been (A) repaid in full (provided that any repayment with the proceeds of Indebtedness shall comply with the following clause (B)) or (B) refinanced with the proceeds of

Refinancing Indebtedness having a final maturity date of November 17, 2015 or later and incurred in compliance with this Agreement or (ii) the Tranche 2/Tranche 3 Term Maturity Date in respect of all outstanding Tranche 2 Term Loans and Tranche 3 Term Loans shall not have been extended to November 17, 2015 or later pursuant to one or more Permitted Amendments, or (b) immediately after giving effect to such repayment or refinancing of the Tranche 2 Term Loans and Tranche 3 Term Loans and the incurrence of any such Refinancing Indebtedness (if applicable), the Borrower shall have Revolver Availability of less than $500,000,000.

SECTION 1.2.  Revolving Commitments. (a) Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date, all Revolving Commitments in effect immediately prior to the Amendment Effective Date (the “Existing Revolving Commitments”) will be terminated pursuant to Section 2.08(b) of the Credit Agreement; provided, however, that the foregoing shall not affect (i) the LC Commitment of any Issuing Bank or (ii) the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.04 of the Credit Agreement, in each case as in effect immediately prior to the Amendment Effective Date.

(b)  Subject to the terms and conditions set forth herein, on the Amendment Effective Date, simultaneously with the termination of the Revolving Commitments pursuant to clause (a) above, (i) each Lender that has executed and delivered to the Administrative Agent, on or prior to the Amendment Effective Date, a signature page to this Amendment as a “New Revolving Lender” shall become or continue to be, as applicable, a Revolving Lender and a Lender under the Credit Agreement and (ii) the “Revolving Commitment” of each New Revolving Lender (the “New Revolving Commitments”) will be the amount of the commitment set forth with respect to such New Revolving Lender on Annex I hereto.  The New Revolving Commitments of the New Revolving Lenders are several and no New Revolving Lender shall be responsible for any other New Revolving Lender’s failure to make Revolving Loans.

(c)  For all purposes of the Senior Loan Documents, (i) the Revolving Commitment of each New Revolving Lender, and the Loans made by each New Revolving Lender pursuant to such Revolving Commitments, shall constitute a “Revolving Commitment” and “Revolving Loans”, respectively, under the Credit Agreement and (ii) all Letters of Credit outstanding immediately prior to the Amendment Effective Date shall continue to be Letters of Credit issued pursuant to the Credit Agreement.

(d)  The termination of the Existing Revolving Commitments pursuant to Section 1.2(a) above, and the effectiveness of the New Revolving Commitments pursuant to Section 1.2(b) above, in each case on the Amendment Effective Date, are subject to the satisfaction of the following conditions:

(i) After giving effect to such termination and effectiveness and the borrowing (if any) of Revolving Loans on the Amendment Effective Date, the

conditions set forth in paragraphs (a), (b) and (c) of Section 4.02 of the Credit Agreement shall be satisfied on and as of the Amendment Effective Date, and the New Revolving Lenders shall have received a certificate of a Financial Officer dated the Amendment Effective Date to such effect.

(ii) The Collateral and Guarantee Requirement shall have been satisfied.

(iii) The Administrative Agent shall have received a favorable legal opinion of each of (i) Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Borrower and (ii) Marc Strassler, General Counsel of the Borrower, in each case addressed to the Administrative Agent and the Lenders under the Credit Agreement, including the New Revolving Lenders, and dated the Amendment Effective Date, in substantially the forms delivered in connection with Refinancing Amendment No. 2, dated as of June 26, 2009, to the Credit Agreement, modified, however, to address the New Revolving Commitments, this Amendment and the Required Lender Amendment, and covering such other matters relating to the Loan Parties, the other Senior Loan Documents, the Senior Collateral and the transactions contemplated hereby to occur on the Amendment Effective Date as the Administrative Agent may reasonably request, and otherwise reasonably satisfactory to the Administrative Agent.  The Borrower hereby requests such counsel to deliver such opinions.

(iv) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the good standing of the Borrower and the organization and existence of each Loan Party, the organizational documents of each Loan Party, the resolutions of each Loan Party that authorize the transactions contemplated hereby, the incumbency and authority of the Person or Persons executing and delivering the Amendment and the other documents contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.

(v) The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of the Borrower, certifying that the representations and warranties set forth in Section 2.1 hereof are true and correct as of the Amendment Effective Date.

(vi) If any Revolving Loans are to be made on the Amendment Effective Date, the Administrative Agent shall have received a borrowing request in a form acceptable to the Administrative Agent requesting that the New Revolving Lenders make the Revolving Loans to be made to the Borrower on the Amendment Effective Date.

(vii) After giving effect to the borrowing (if any) of Revolving Loans on the Amendment Effective Date, the Borrowing Base Amount on the Amendment Effective Date shall be no less than the sum of (A) the aggregate principal amount of Loans outstanding on the Amendment Effective Date, (B) the LC Exposure on the Amendment Effective Date and (C) any Additional Senior Debt outstanding on the Amendment Effective Date.  The Administrative Agent and the Borrowing Base Agent shall have received a completed Borrowing Base Certificate dated the Amendment Effective Date and signed by a Financial Officer.

(viii) The conditions to effectiveness of this Amendment set forth in Section 1.3 hereof (other than paragraph (b) thereof) shall have been satisfied.

(ix) Each Subsidiary Guarantor shall have entered into a Reaffirmation Agreement pursuant to which such Subsidiary Guarantor reaffirms its obligations under the Senior Subsidiary Guarantee Agreement and the other Senior Collateral Documents, in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 1.3.  Amendment Effectiveness.  The Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the following conditions have been satisfied:

(a)  The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (i) the Borrower, (ii) each Subsidiary Loan Party, (iii) each New Revolving Lender and (iv) the Administrative Agent.  The aggregate amount of Revolving Commitments shall constitute Refinancing Indebtedness permitted by the Credit Agreement.

(b)  The conditions to the effectiveness of the New Revolving Commitments set forth in Section 1.2(d) hereof (other than clause (viii) thereof) shall have been satisfied.

(c)  The Borrower shall have obtained Revolving Commitments in an aggregate amount of up to $1,175,000,000.

(d)  The principal of and accrued and unpaid interest on all outstanding Revolving Loans, Swingline Loans and LC Disbursements, and all accrued and unpaid fees payable pursuant to Section 2.12(a) or (b) of the Credit Agreement, in each case as of the Amendment Effective Date, and all amounts owed in respect of such prepayments pursuant to Section 2.16 of the Credit Agreement, shall have been (or substantially simultaneously with the effectiveness of the New Revolving Commitments shall be) paid in full, and the Administrative Agent shall have received evidence reasonably satisfactory to it of such payment.

(e)  To the extent invoiced prior to the Amendment Effective Date, the Administrative Agent and the Borrowing Base Agents shall have received payment or reimbursement of their reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Borrowing Base Agents.

(f)  To the extent invoiced prior to the Amendment Effective Date, the Administrative Agent shall have received, for the account of the New Revolving Lenders, payment of all fees owed to such New Revolving Lenders by the Borrower on the Amendment Effective Date in connection with this Amendment and the transactions contemplated hereby.

The Administrative Agent shall notify the Borrower, the New Revolving Lenders and the other Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.  Notwithstanding the foregoing, the amendment effected hereby shall not become effective, and the obligations of the New Revolving Lenders hereunder to provide the New Revolving Commitments will automatically terminate, if each of the conditions set forth or referred to in Sections 1.2(d) and 1.3 hereof has not been satisfied at or prior to 5:00 p.m., New York City time, on August 19, 2010.

SECTION 1.4.  Consent to Required Lender Amendment.  Each New Revolving Lender hereby consents to the Required Lender Amendment in the form attached hereto as Annex II and agrees to enter into the Required Lender Amendment with respect to its Revolving Commitment by executing and delivering the signature page thereto provided herein (it being understood that, unless the applicable New Revolving Lender otherwise agrees, any such signature page shall not be deemed delivered unless and until this Amendment becomes effective in accordance with its terms).

ARTICLE II

Miscellaneous

SECTION 2.1.  Representations and Warranties.  (a) To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, including the New Revolving Lenders, and the Administrative Agent that, as of the Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Amendment Effective Date:

(i) This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes, and the Credit Agreement, as amended hereby on the Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 2.2.  Effect of Amendment.  (a)  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agents under the Credit Agreement or any other Senior Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Senior Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Senior Loan Document in similar or different circumstances.  This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Senior Loan Documents specifically referred to herein.

(b)  On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Senior Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby.  This Amendment shall constitute a “Senior Loan Document” for all purposes of the Credit Agreement and the other Senior Loan Documents.

SECTION 2.3.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 2.4.  Costs and Expenses.  The Borrower agrees to reimburse the Administrative Agent and other Persons designated by the Borrower as “Arrangers” in respect of this Amendment for their respective reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and such other Persons.

SECTION 2.5.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all such counterparts together shall constitute but one and the same instrument.  Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

SECTION 2.6.  Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 2.7.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

RITE AID CORPORATION,
by
/s/ Matthew Schroeder
Name:	Matthew Schroeder
Title:	Group Vice President, Strategy, Investor Relations and Treasurer

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE A HERETO,
by
/s/ Marc Strassler
Name:	Marc Strassler
Title:	Authorized Signatory

CITICORP NORTH AMERICA, INC., individually and as Administrative Agent and Collateral Agent,
by
/s/ Brendan Mackay
Name:	Brendan Mackay
Title:	Vice President

[Signature Page to Refinancing Amendment No. 3 to the Rite Aid Credit Agreement]

NEW REVOLVING LENDER SIGNATURE PAGE TO
REFINANCING AMENDMENT NO. 3 TO THE
RITE AID CREDIT AGREEMENT

To approve Refinancing Amendment No. 3:
Name of New Revolving Lender:
GENERAL ELECTRIC CAPITAL CORPORATION,
by
/s/ Peter F. Crispino
Name:	Peter F. Crispino
Title:	Duly Authorized Signatory

For any Lender requiring a second signature:
by

Name:
Title:

NEW REVOLVING LENDER SIGNATURE PAGE TO
REFINANCING AMENDMENT NO. 3 TO THE
RITE AID CREDIT AGREEMENT

To approve Refinancing Amendment No. 3:
Name of New Revolving Lender:
WELLS FARGO RETAIL FINANCE, LLC,
by
/s/ Patrick J. Norton
Name:	Patrick J. Norton
Title:	Director

For any Lender requiring a second signature:
by

Name:
Title:

NEW REVOLVING LENDER SIGNATURE PAGE TO
REFINANCING AMENDMENT NO. 3 TO THE
RITE AID CREDIT AGREEMENT

To approve Refinancing Amendment No. 3:
Name of New Revolving Lender:
BANK OF AMERICA, N.A.,
by
/s/ Roger Malouf
Name:	Roger Malouf
Title:	Vice President

For any Lender requiring a second signature:
by

Name:
Title:

NEW REVOLVING LENDER SIGNATURE PAGE TO
REFINANCING AMENDMENT NO. 3 TO THE
RITE AID CREDIT AGREEMENT

To approve Refinancing Amendment No. 3:
Name of New Revolving Lender:
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
by
/s/ Shaheen Malik
Name:	Shaheen Malik
Title:	Vice President

For any Lender requiring a second signature:
by
/s/ Kevin Buddhdew
Name:	Kevin Buddhdew
Title:	Associate

NEW REVOLVING LENDER SIGNATURE PAGE TO
REFINANCING AMENDMENT NO. 3 TO THE
RITE AID CREDIT AGREEMENT

To approve Refinancing Amendment No. 3:
Name of New Revolving Lender:
PNC BANK, NATIONAL ASSOCIATION,
by
/s/ John Trieu
Name:	John Trieu
Title:	Vice President

For any Lender requiring a second signature:
by

Name:
Title:

NEW REVOLVING LENDER SIGNATURE PAGE TO
REFINANCING AMENDMENT NO. 3 TO THE
RITE AID CREDIT AGREEMENT

To approve Refinancing Amendment No. 3:
Name of New Revolving Lender:
GOLDMAN SACHS BANK USA,
by
/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

For any Lender requiring a second signature:
by

Name:
Title:

NEW REVOLVING LENDER SIGNATURE PAGE TO
REFINANCING AMENDMENT NO. 3 TO THE
RITE AID CREDIT AGREEMENT

To approve Refinancing Amendment No. 3:
Name of New Revolving Lender:
COLE TAYLOR BANK,
by
/s/ Jeffrey J. Much
Name:	Jeffrey J. Much
Title:	Senior Vice President

For any Lender requiring a second signature:
by

Name:
Title:

NEW REVOLVING LENDER SIGNATURE PAGE TO
REFINANCING AMENDMENT NO. 3 TO THE
RITE AID CREDIT AGREEMENT

To approve Refinancing Amendment No. 3:
Name of New Revolving Lender:
U.S. BANK NATIONAL ASSOCIATION,
by
/s/ Matthew Kasper
Name:	Matthew Kasper
Title:	Relationship Manager

For any Lender requiring a second signature:
by

Name:
Title:

ANNEX I

NEW REVOLVING COMMITMENTS

New Revolving Lender	Revolving Commitment
General Electric Capital Corporation	$283,497,757.85
Wells Fargo Retail Finance, LLC	268,834,080.72
Citicorp North America, Inc.	244,394,618.83
Bank of America, N.A.	195,515,695.07
Credit Suisse AG, Cayman Islands Branch	97,757,847.53
PNC Bank, National Association	25,000,000.00
Goldman Sachs Bank USA	25,000,000.00
Cole Taylor Bank	20,000,000.00
U.S. Bank National Association	15,000,000.00
Total	$1,175,000,000.00

ANNEX II

AMENDMENT NO. 1

AMENDMENT NO. 1 dated as of August 19, 2010 (this “Amendment”), relating to the Credit Agreement dated as of June 27, 2001, as amended and restated as of June 5, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Rite Aid Corporation, a corporation organized under the laws of the State of Delaware (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), Citicorp North America, Inc., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), and the other agents party thereto.

RECITALS

A.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.  The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment.

B.  The Borrower has requested that the Lenders amend the Credit Agreement to reduce the Consolidated Fixed Charge Coverage Ratio covenant levels as set forth herein and to provide additional flexibility under the Credit Agreement in connection with any mandatory repurchase obligations that may arise under the Borrower’s 8.5% Convertible Notes due 2015.

C.  The Lenders whose signatures appear below, constituting at least the Required Lenders, are willing, subject to the terms and conditions set forth in this Amendment, to so amend the Credit Agreement.

D.  The Borrower and the Lenders are entering into this Amendment pursuant to Section 9.02(b) of the Credit Agreement.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

Amendment

SECTION 1.1.  Amendment of the Credit Agreement. (a)  Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions (which shall be placed in the appropriate alphabetical order):

“2015 8.5% Convertible Note Indenture” means the Senior Debt Securities Indenture dated as of May 29, 2008, as supplemented by the First Supplemental

Indenture dated as of May 29, 2008, between the Borrower and The Bank of New York Trust Company, N.A., as trustee, relating to the 2015 8.5% Convertible Notes.

“2015 8.5% Convertible Notes” means the 8.5% Convertible Notes of the Borrower due 2015 issued pursuant to the 2015 8.5% Convertible Note Indenture.

(b)  Section 6.08(b) of the Credit Agreement is hereby amended by (i) replacing the text “including the Borrower’s 8.5% Convertible Notes due May 2015” with “including the 2015 8.5% Convertible Notes”, (ii) deleting the text “; and” from the end  of clause (ix), (iii) replacing the period at the end of clause (x) with the following text: “; and”, and (iv) inserting the following new clause (xi):

(xi) mandatory repurchases of the 2015 8.5% Convertible Notes pursuant to an offer following the occurrence of a Fundamental Change (as defined in the 2015 8.5% Convertible Note Indenture) or otherwise, provided that immediately prior to and after giving effect to any such mandatory repurchase, (A) no Default or Event of Default shall have occurred and be continuing and (B) the Borrower shall have Revolver Availability of more than $100,000,000.

(c)  Section 6.12 of the Credit Agreement is hereby amended by deleting the table set forth therein and replacing it with the following:

Four Fiscal Quarter Period Ending	Ratio
December 3, 2006 through March 3, 2007	1.00 to 1.00
March 4, 2007 through June 2, 2007	1.00 to 1.00
June 3, 2007 through September 1, 2007	1.00 to 1.00
September 2, 2007 through December 1, 2007	1.00 to 1.00
December 2, 2007 through March 1, 2008	1.00 to 1.00
March 2, 2008 through May 31, 2008	1.00 to 1.00
June 1, 2008 through August 30, 2008	1.00 to 1.00
August 31, 2008 through February 28, 2010	1.05 to 1.00
March 1, 2010 through May 29, 2010	1.10 to 1.00
May 30, 2010 through November 27, 2010	0.95 to 1.00
November 28, 2010 through November 26, 2011	1.00 to 1.00
November 27, 2011 through the Latest Maturity Date	1.05 to 1.00

(d)  Clause (g) of Article VII of the Credit Agreement is hereby amended by inserting the following text immediately prior to the semicolon at the end of such

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clause: “; provided further that this clause (g) shall not apply to any mandatory repurchase offer or other mandatory repurchase obligation of the Borrower that may arise under the 2015 8.5% Convertible Notes to the extent that the making of such mandatory repurchase by the Borrower is otherwise permitted under this Agreement”.

SECTION 1.2.  Amendment Effectiveness.  The Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Borrower and the Required Lenders.

ARTICLE II

Miscellaneous

SECTION 2.1.  Representations and Warranties.  (a)  To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, as of the Amendment Effective Date:

(i) This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes, and the Credit Agreement, as amended hereby on the Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(ii) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(iii) No Default or Event of Default has occurred and is continuing.

SECTION 2.2.  Effect of Amendment.  (a)  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agents under the Credit Agreement  or any other Senior Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Senior Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations,

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covenants or agreements contained in the Credit Agreement or any other Senior Loan Document in similar or different circumstances.  This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Senior Loan Documents specifically referred to herein.

(b)  On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Senior Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby.  This Amendment shall constitute a “Senior Loan Document” for all purposes of the Credit Agreement and the other Senior Loan Documents.

SECTION 2.3.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 2.4.  Costs and Expenses.  The Borrower agrees to reimburse the Administrative Agent and other Persons designated by the Borrower as “Arrangers” in respect of this Amendment for their respective reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and such other Persons.

SECTION 2.5.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all such counterparts together shall constitute but one and the same instrument.  Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

SECTION 2.6.  Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 2.7.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

RITE AID CORPORATION,
by

Name:
Title:

CITICORP NORTH AMERICA, INC., individually and as Administrative Agent, by

Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE RITE AID CREDIT AGREEMENT]

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 1 TO THE
RITE AID CREDIT AGREEMENT

To approve Amendment No. 1:

Name of Lender:

[NAME OF LENDER],

by

Name:
Title:

For any Lender requiring a second signature:

by

Name:
Title:

SCHEDULE A

SUBSIDIARY LOAN PARTIES

1.	112 Burleigh Avenue Norfolk, LLC
2.	1515 West State Street Boise, Idaho, LLC
3.	1740 Associates, L.L.C.
4.	3581 Carter Hill Road–Montgomery Corp.
5.	4042 Warrensville Center Road – Warrensville Ohio, Inc.
6.	5277 Associates, Inc.
7.	537 Elm Street Corp.
8.	5600 Superior Properties, Inc.
9.	657-659 Broad St. Corp.
10.	764 South Broadway-Geneva, Ohio, LLC
11.	Ann & Government Streets - Mobile, Alabama, LLC
12.	Apex Drug Stores, Inc.
13.	Broadview and Wallings-Broadview Heights Ohio, Inc.
14.	Brooks Pharmacy, Inc.
15.	Central Avenue and Main Street – Petal, MS, LLC
16.	Eagle Managed Care Corp.
17.	Eckerd Corporation
18.	Eckerd Fleet, Inc.
19.	EDC Drug Stores, Inc.
20.	Eighth and Water Streets – Urichsville, Ohio, LLC
21.	England Street-Asheland Corporation
22.	Fairground, L.L.C.
23.	GDF, Inc.
24.	Genovese Drug Stores, Inc.

25.	Gettysburg and Hoover-Dayton, Ohio, LLC
26.	Harco, Inc.
27.	K & B Alabama Corporation
28.	K & B Louisiana Corporation
29.	K & B Mississippi Corporation
30.	K & B Services, Incorporated
31.	K & B Tennessee Corporation
32.	K&B Texas Corporation
33.	K & B, Incorporated
34.	Keystone Centers, Inc.
35.	Lakehurst and Broadway Corporation
36.	Maxi Drug North, Inc.
37.	Maxi Drug South, L.P.
38.	Maxi Drug, Inc.
39.	Maxi Green Inc.
40.	Mayfield & Chillicothe Roads – Chesterland, LLC
41.	MC Woonsocket, Inc.
42.	Munson & Andrews, LLC
43.	Name Rite, L.L.C.
44.	Northline & Dix – Toledo – Southgate, LLC
45.	P.J.C. Distribution, Inc.
46.	P.J.C. Realty Co., Inc.
47.	Patton Drive and Navy Boulevard Property Corporation
48.	Paw Paw Lake Road & Paw Paw Avenue–Coloma, Michigan, LLC
49.	PDS-1 Michigan, Inc.

50.	Perry Distributors, Inc.
51.	Perry Drug Stores, Inc.
52.	PJC Dorchester Realty LLC
53.	PJC East Lyme Realty LLC
54.	PJC Haverhill Realty LLC
55.	PJC Hermitage Realty LLC
56.	PJC Hyde Park Realty LLC
57.	PJC Lease Holdings, Inc.
58.	PJC Manchester Realty LLC
59.	PJC Mansfield Realty LLC
60.	PJC New London Realty LLC
61.	PJC of Cranston, Inc.
62.	PJC of East Providence, Inc.
63.	PJC of Massachusetts, Inc.
64.	PJC of Rhode Island, Inc.
65.	PJC of Vermont Inc.
66.	P.J.C. of West Warwick, Inc.
67.	PJC Peterborough Realty LLC
68.	PJC Providence Realty LLC
69.	PJC Realty MA, Inc.
70.	PJC Realty N.E. LLC
71.	PJC Revere Realty LLC
72.	PJC Special Realty Holdings, Inc.
73.	Ram-Utica, Inc.
74.	RDS Detroit, Inc.

75.	Read's Inc.
76.	Rite Aid Drug Palace, Inc.
77.	Rite Aid Hdqtrs. Corp.
78.	Rite Aid of Alabama, Inc.
79.	Rite Aid of Connecticut, Inc.
80.	Rite Aid of Delaware, Inc.
81.	Rite Aid of Florida, Inc.
82.	Rite Aid of Georgia, Inc.
83.	Rite Aid of Illinois, Inc.
84.	Rite Aid of Indiana, Inc.
85.	Rite Aid of Kentucky, Inc.
86.	Rite Aid of Maine, Inc.
87.	Rite Aid of Maryland, Inc.
88.	Rite Aid of Massachusetts, Inc.
89.	Rite Aid of Michigan, Inc.
90.	Rite Aid of New Hampshire, Inc.
91.	Rite Aid of New Jersey, Inc.
92.	Rite Aid of New York, Inc.
93.	Rite Aid of North Carolina, Inc.
94.	Rite Aid of Ohio, Inc.
95.	Rite Aid of Pennsylvania, Inc.
96.	Rite Aid of South Carolina, Inc.
97.	Rite Aid of Tennessee, Inc.
98.	Rite Aid of Vermont, Inc.
99.	Rite Aid of Virginia, Inc.

100.	Rite Aid of Washington, D.C., Inc.
101.	Rite Aid of West Virginia, Inc.
102.	Rite Aid Realty Corp.
103.	Rite Aid Rome Distribution Center, Inc.
104.	Rite Aid Services, L.L.C.
105.	Rite Aid Transport, Inc.
106.	RX Choice, Inc.
107.	Seven Mile and Evergreen – Detroit, LLC
108.	Silver Springs Road – Baltimore, Maryland/One, LLC
109.	Silver Springs Road – Baltimore, Maryland/Two, LLC
110.	State & Fortification Streets – Jackson, Mississippi, LLC
111.	State Street and Hill Road – Gerard, Ohio, LLC
112.	The Lane Drug Company
113.	Thrift Drug Services, Inc.
114.	Thrift Drug, Inc.
115.	Thrifty Corporation
116.	Thrifty PayLess, Inc.
117.	Tyler and Sanders Roads, Birmingham – Alabama, LLC
118.	Rite Aid Payroll Management, Inc.
119.	Rite Aid Online Store, Inc.
120.	Rite Fund, Inc.
121.	Rite Investments Corp.
122.	Rite Aid Hdqtrs. Funding, Inc.
123.	EDC Licensing, Inc.
124.	JCG Holdings (USA), Inc.

125.	JCG (PJC) USA, LLC
126.	The Jean Coutu Group (PJC) USA, Inc.